FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

                Date of Report (Date of earliest event reported)
                                October 31, 2000


                                   XDOGS, INC.
              ----------------------------------------------------
                        formerly known as Xdogs.com, Inc.
             (Exact name of Registrant as specified in its charter)



           Nevada                         1-12850                 84-1168832
--------------------------------        -----------          -------------------
(State or other jurisdiction            (Commission            (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)



                      527 MARQUETTE AVE. SOUTH, SUITE 2100
                          MINNEAPOLIS, MINNESOTA 55402
               ---------------------------------------------------
              (Address of principal executive offices and Zip Code)



                                 (612) 359-9020
                -------------------------------------------------
               (Registrant's telephone number including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


References in this document to "us," "we," or "the Company" refer to Xdogs, Inc.


Item 1.  Changes in Control of Registrant.
         ---------------------------------
                  Not Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
                  Not Applicable

Item 3.  Bankruptcy or Receivership.
         ---------------------------
                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

          Our former certified public accountants, McGladrey & Pullen, LLP, independent CPA's resigned effective August 8, 2000. On August 9, 2000, we engaged the firm of Cordovano and Harvey, CPA's, 201 Steele Street, Suite 300, Denver, Colorado 80206, as our independent accountants for the fiscal year ended March 31, 2001. The change of accountants was approved by our Board of Directors. During the two most recent fiscal years and up to the date of their resignation we and our former certified public accountants, McGladrey & Pullen, LLP., CPA's had a disagreement in the most recent fiscal year related to the measurement of compensation expenses resulting from equity instruments granted to employees and nonemployees at prices below the quoted market price of the stock on the date of the grant. This matter was not discussed with any of the committees of the Board of Directors and was ultimately resolved to the satisfaction of McGladry & Pullen, LLP. The Company has authorized McGladry & Pullen, LLP to respond fully to the inquiries of the successor accountant concerning the subject matter of such disagreement. There were no other disagreements nor other events reportable under Item 304 of Regulation S-K, during our most recent two fiscal years and preceding the date of resignation. Further, the former auditor's report on the financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of a letter from our former accountants is attached as an exhibit to the Form 8-K.

Item 5.  Other Events
                    Not Applicable

Item 6.  Resignation of Registrant's Directors.
         --------------------------------------
                    Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
                  Exhibit 16 - Letter regarding change of certifying accountant

Item 8.  Change in Fiscal Year.
                  Not Applicable

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         ----------------------------------------------------
                  Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      XDOGS, INC.


Dated: October 31, 2000               By:    /s/ Kent Rodriguez
       ----------------                     ------------------------------------
                                                      President